SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2004

DYNAVAX TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-1029142

Delaware	33-0728374
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

717 Potter Street, Suite 100
Berkeley, CA 94710-2722
(Address of Principal Executive Offices including zip code)

(510) 848-5100
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

     c. Exhibits

Exhibit No.	Description
99.1	Press release of Dynavax Technologies Corporation, dated March 29, 2004.

Item 12. Results of Operations and Financial Condition.

On March 29, 2004, the Company issued a press release relating to the Company’s earnings for the fourth quarter of fiscal year 2003 and for the full year. A copy of the press release is attached as Exhibit 99.1.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVAX TECHNOLOGIES CORPORATION

Date: April 19, 2004	By:	/s/ William J. Dawson

William J. Dawson
Vice President and Chief Financial Officer

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